Exhibit (28)(h)(30) under Form N-1A

Exhibit 10 under Item 601/Reg. S-K

Agreement for Administrative Services

EXHIBIT 1

This contract is for federated funds only.

(revised as of 1/18/13)

CONTRACT

DATE INVESTMENT COMPANY

11/1/03 Cash Trust Series, Inc.

11/1/03 Federated Government Cash Series

11/1/03 Federated Municipal Cash Series

11/1/03 Federated Prime Cash Series

11/1/03 Federated Treasury Cash Series

11/1/03 Cash Trust Series II

11/1/03 Federated Treasury Cash Series II

12/1/07 Cash II Shares

11/1/03 Edward Jones Money Market Fund

11/1/03 Investment Shares

11/1/03 Retirement Shares

11/1/03 Federated Adjustable Rate Securities Fund

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated Core Trust

9/1/10 Federated Bank Loan Core Fund

9/1/05 Federated Inflation-Protected Securities Core Fund

11/1/03 Federated Mortgage Core Portfolio

11/1/03 High-Yield Bond Portfolio

3/1/08 Federated Core Trust III

Federated Project and Trade Finance Core Fund

9/1/07 Federated Enhanced Treasury Income Fund

(limited purpose of Administrative Services)

9/1/07 Common Shares

11/1/03 Federated Equity Funds

11/1/03 Federated Absolute Return Fund

(formerly, Federated Prudent Absolute Return Fund)

11/1/03 Class A Shares

11/1/03 Class B Shares

11/1/03 Class C Shares

6/1/07 Institutional Shares

11/1/03 Federated Capital Appreciation Fund

11/1/03 Class A Shares

11/1/03 Class B Shares

11/1/03 Class C Shares

11/1/03 Class R Shares

9/1/07 Institutional Shares

12/1/08 Federated Clover Small Value Fund

12/1/08 Class A Shares

12/1/08 Class C Shares

12/1/08 Institutional Shares

12/29/10 Class R Shares

12/1/08 Federated Clover Value Fund

12/1/08 Class A Shares

12/1/08 Class B Shares

12/1/08 Class C Shares

12/1/08 Class R Shares

12/1/08 Institutional Shares

9/1/10 Federated Global Equity Fund

9/1/10 Class A Shares

9/1/10 Class C Shares

9/1/10 Institutional Shares

3/1/07 Federated InterContinental Fund

3/1/07 Class A Shares

3/1/07 Class B Shares

3/1/07 Class C Shares

3/1/07 Class R Shares

3/1/07 Institutional Shares

3/1/08 Federated International Strategic Value Dividend Fund

3/1/08 Class A Shares

3/1/08 Class C Shares

3/1/08 Institutional Shares

11/1/03 Federated Kaufmann Fund

11/1/03 Class A Shares

11/1/03 Class B Shares

11/1/03 Class C Shares

11/1/03 Class R Shares

9/17/07 Federated Kaufmann Large Cap Fund

9/17/07 Class A Shares

9/17/07 Class C Shares

9/17/07 Class R Shares

9/17/07 Institutional Shares

11/1/03 Federated Kaufmann Small Cap Fund

11/1/03 Class A Shares

11/1/03 Class B Shares

11/1/03 Class C Shares

9/1/05 Class R Shares

11/1/03 Federated MDT Mid Cap Growth Strategies Growth Fund

(formerly Federated Mid Cap Growth Strategies Fund)

11/1/03 Class A Shares

11/1/03 Class B Shares

11/1/03 Class C Shares

9/1/06 Class R Shares

12/1/09 Institutional Shares

9/1/08 Federated Prudent Bear Fund

9/1/08 Class A Shares

9/1/08 Class C Shares

9/1/08 Institutional Shares

12/1/04 Federated Strategic Value Dividend Fund

12/1/04 Class A Shares

12/1/04 Class C Shares

3/1/05 Institutional Shares

11/1/03 Federated Equity Income Fund, Inc.

11/1/03 Class A Shares

11/1/03 Class B Shares

11/1/03 Class C Shares

11/1/03 Class F Shares

3/1/12 Institutional Shares

11/1/03 Federated Fixed Income Securities, Inc.

11/1/03 Federated Strategic Income Fund

11/1/03 Class A Shares

11/1/03 Class B Shares

11/1/03 Class C Shares

11/1/03 Class F Shares

9/1/07 Institutional Shares

11/1/03 Federated Municipal Ultrashort Fund

11/1/03 Class A Shares

11/1/03 Institutional Shares

11/1/03 Federated GNMA Trust

11/1/03 Institutional Shares

11/1/03 Service Shares

6/1/08 Federated Global Allocation Fund (formerly Federated Asset Allocation Fund)

6/1/08 Class A Shares

6/1/08 Class B Shares

6/1/08 Class C Shares

6/1/08 Class R Shares

3/1/09 Institutional Shares

11/1/03 Federated Government Income Securities, Inc.

11/1/03 Class A Shares

11/1/03 Class B Shares

11/1/03 Class C Shares

11/1/03 Class F Shares

11/1/03 Federated High Income Bond Fund, Inc.

11/1/03 Class A Shares

11/1/03 Class B Shares

11/1/03 Class C Shares

11/1/03 Federated High Yield Trust

4/30/10 Institutional Service Shares

11/1/03 Federated Income Securities Trust

11/1/03 Federated Capital Income Fund

11/1/03 Class A Shares

11/1/03 Class B Shares

11/1/03 Class C Shares

11/1/03 Class F Shares

3/1/12 Institutional Shares

9/1/10 Federated Floating Rate Strategic Income Fund

9/1/10 Class A Shares

9/1/10 Class C Shares

9/1/10 Institutional Shares

11/1/03 Federated Fund for U.S. Government Securities

11/1/03 Class A Shares

11/1/03 Class B Shares

11/1/03 Class C Shares

11/1/03 Federated Intermediate Corporate Bond Fund

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated Muni and Stock Advantage Fund

11/1/03 Class A Shares

11/1/03 Class B Shares

11/1/03 Class C Shares

5/29/07 Class F Shares

12/1/10 Institutional Shares

9/1/08 Federated Prudent DollarBear Fund

9/1/08 Class A Shares

9/1/08 Class C Shares

9/1/08 Institutional Shares

12/1/05 Federated Real Return Bond Fund

12/1/05 Class A Shares

12/1/05 Class C Shares

12/1/05 Institutional Shares

11/1/03 Federated Short-Term Income Fund

12/1/03 Class A Shares

12/1/03 Class Y Shares

11/1/03 Institutional Shares

11/1/03 Service Shares

9/1/10 Federated Unconstrained Bond Fund

9/1/10 Class A Shares

9/1/10 Class C Shares

9/1/10 Institutional Shares

11/1/03 Federated Income Trust

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated Institutional Trust

11/1/03 Federated Government Ultrashort Duration Fund

11/1/03 Class A Shares

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated Institutional High Yield Bond Fund

12/1/07 Institutional Shares

6/1/05 Federated Intermediate Government/Corporate Fund

6/1/05 Institutional Shares

6/1/05 Service Shares

11/1/03 Federated Insurance Series

11/1/03 Federated Capital Appreciation Fund II

11/1/03 Primary Shares

11/1/03 Service Shares

11/1/03 Federated Fund for U.S. Government Securities II

11/1/03 Federated High Income Bond Fund II

11/1/03 Primary Shares

11/1/03 Service Shares

11/1/03 Federated Kaufmann Fund II

11/1/03 Primary Shares

11/1/03 Service Shares

11/1/03 Federated Managed Volatility Fund II

11/1/03 Federated Prime Money Fund II

11/1/03 Federated Quality Bond Fund II

11/1/03 Primary Shares

11/1/03 Service Shares

11/1/03 Federated Intermediate Government Fund, Inc.

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated International Series, Inc.

11/1/03 Federated International Bond Fund

11/1/03 Class A Shares

11/1/03 Class B Shares

11/1/03 Class C Shares

11/1/03 Federated Investment Series Funds, Inc.

11/1/03 Federated Bond Fund

11/1/03 Class A Shares

11/1/03 Class B Shares

11/1/03 Class C Shares

11/1/03 Class F Shares

9/1/07 Institutional Shares

12/1/05 Federated Managed Pool Series

12/1/05 Federated Corporate Bond Strategy Portfolio

12/1/05 Federated High-Yield Strategy Portfolio

12/1/05 Federated International Bond Strategy Portfolio

12/1/05 Federated Mortgage Strategy Portfolio

7/31/06 Federated MDT Series

7/31/06 Federated MDT All Cap Core Fund

7/31/06 Class A Shares

7/31/06 Class C Shares

9/1/06 Class R Shares

7/31/06 Institutional Shares

7/31/06 Federated MDT Balanced Fund

7/31/06 Class A Shares

7/31/06 Class C Shares

9/1/06 Class R Shares

7/31/06 Institutional Shares

7/31/06 Federated MDT Large Cap Growth Fund

7/31/06 Class A Shares

3/1/07 Class B Shares

7/31/06 Class C Shares

7/31/06 Institutional Shares

7/31/06 Federated MDT Small Cap Core Fund

7/31/06 Class A Shares

7/31/06 Class C Shares

7/31/06 Institutional Shares

7/31/06 Federated MDT Small Cap Growth Fund

7/31/06 Class A Shares

12/1/07 Class B Shares

7/31/06 Class C Shares

7/31/06 Institutional Shares

11/1/03 Federated MDT Stock Trust

1/29/10 Institutional Shares

1/29/10 Service Shares

11/1/03 Federated Municipal Securities Fund, Inc.

11/1/03 Class A Shares

11/1/03 Class B Shares

11/1/03 Class C Shares

5/29/07 Class F Shares

11/1/03 Federated Municipal Securities Income Trust

11/1/03 Federated Michigan Intermediate Municipal Trust

12/1/04 Class A Shares

6/1/06 Federated Municipal High Yield Advantage Fund

6/1/06 Class A Shares

6/1/06 Class B Shares

6/1/06 Class C Shares

6/1/06 Class F Shares

11/1/03 Federated New York Municipal Income Fund

3/1/04 Class A Shares

11/1/03 Class B Shares

11/1/03 Federated Ohio Municipal Income Fund

9/1/08 Class A Shares

11/1/03 Class F Shares

11/1/03 Federated Pennsylvania Municipal Income Fund

11/1/03 Class A Shares

11/1/03 Class B Shares

11/1/03 Federated Premier Intermediate Municipal Income Fund

(limited purpose of Administrative Services)

11/1/03	Common Shares

Auction Market Preferred Shares

11/1/03 Federated Premier Municipal Income Fund

(limited purpose of Administrative Services)

11/1/03	Common Shares

Auction Market Preferred Shares

11/1/03 Federated Short-Intermediate Duration Municipal Trust

7/1/06 Class A Shares

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated Total Return Government Bond Fund

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated Total Return Series, Inc.

11/1/03 Federated Mortgage Fund

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated Total Return Bond Fund

11/1/03 Class A Shares

11/1/03 Class B Shares

11/1/03 Class C Shares

11/1/03 Class R Shares

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated Ultrashort Bond Fund

11/1/03 Class A Shares

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated U.S. Government Securities Fund: 1-3 Years

11/1/03 Class Y Shares

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated U.S. Government Securities Fund: 2-5 Years

11/1/03 Class R Shares

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated World Investment Series, Inc.

11/1/03 Federated Emerging Market Debt Fund

11/1/03 Class A Shares

11/1/03 Class B Shares

11/1/03 Class C Shares

3/1/12 Institutional Shares

11/1/03 Federated International Leaders Fund

11/1/03 Class A Shares

11/1/03 Class B Shares

11/1/03 Class C Shares

6/15/10 Institutional Shares

11/1/03 Federated International Small-Mid Company Fund

11/1/03 Class A Shares

11/1/03 Class B Shares

11/1/03 Class C Shares

3/1/08 Institutional Shares

11/1/03 Intermediate Municipal Trust

11/1/03 Federated Intermediate Municipal Trust

11/1/03 Class Y Shares

11/1/03 Institutional Shares

11/1/03 Money Market Obligations Trust

11/1/03 Federated Alabama Municipal Cash Trust

11/1/03 Federated Automated Cash Management Trust

11/1/03 Cash II Shares

9/1/06 Class R Shares

11/1/03 Service Shares

11/1/03 Federated Automated Government Cash Reserves

12/1/07 Service Shares

11/1/03 Federated Automated Government Money Trust

11/1/03 Federated California Municipal Cash Trust

12/1/04 Capital Shares

11/1/03 Cash II Shares

12/1/04 Cash Series Shares

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated Connecticut Municipal Cash Trust

12/1/04 Cash Series Shares

11/1/03 Service Shares

12/1/04 Federated Capital Reserves Fund

11/1/03 Federated Florida Municipal Cash Trust

11/1/03 Cash II Shares

12/1/04 Cash Series Shares

11/1/03 Institutional Shares

11/1/03 Federated Georgia Municipal Cash Trust

11/1/03 Federated Government Obligations Fund

12/1/04 Capital Shares

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Trust Shares

11/1/03 Federated Government Obligations Tax Managed Fund

11/1/03 Institutional Shares

11/1/03 Service Shares

12/1/04 Federated Government Reserves Fund

11/1/03 Federated Liberty U.S. Government Money Market Trust

11/1/03 Class A Shares

11/1/03 Class B Shares

3/1/05 Class C Shares

3/1/05 Class F Shares

11/1/03 Federated Massachusetts Municipal Cash Trust

12/1/04 Cash Series Shares

11/1/03 Service Shares

11/1/03 Federated Master Trust

11/1/03 Federated Michigan Municipal Cash Trust

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated Minnesota Municipal Cash Trust

11/1/03 Cash Series Shares

11/1/03 Institutional Shares

11/1/03 Federated Money Market Management

9/1/07 Eagle Shares

9/1/07 Institutional Shares (formerly Premier Shares)

12/1/04 Federated Municipal Trust

11/1/03 Federated Municipal Obligations Fund

11/1/03 Capital Shares

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated New Jersey Municipal Cash Trust

12/1/04 Cash Series Shares

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated New York Municipal Cash Trust

11/1/03 Cash II Shares

12/1/04 Cash Series Shares

12/1/04 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated North Carolina Municipal Cash Trust

11/1/03 Federated Ohio Municipal Cash Trust

11/1/03 Cash II Shares

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated Pennsylvania Municipal Cash Trust

11/1/03 Cash Series Shares

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated Prime Cash Obligations Fund

11/1/03 Capital Shares

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated Prime Management Obligations Fund

12/1/04 Capital Shares

11/1/03 Institutional Shares

12/1/04 Service Shares

11/1/03 Federated Prime Obligations Fund

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Trust Shares

6/25/12 Capital Shares

11/1/03 Federated Prime Value Obligations Fund

11/1/03 Capital Shares

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated Tax-Free Obligations Fund

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated Tax-Free Trust

11/1/03 Federated Treasury Obligations Fund

11/1/03 Capital Shares

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Trust Shares

11/1/03 Federated Trust for U.S. Treasury Obligations

11/1/03 Federated U.S. Treasury Cash Reserves

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Federated Virginia Municipal Cash Trust

12/1/04 Cash Series Shares

11/1/03 Institutional Shares

11/1/03 Service Shares

11/1/03 Tax-Free Money Market Fund

11/1/03 Investment Shares

11/1/03 Service Shares